Exhibit 10.3

AGREEMENT FOR TERMINATION OF FINANCING AGREEMENT

AGREEMENT dated as of January 5, 2015 (this “Agreement”) by and among WMI Holdings Corp., a Washington corporation (the “Borrower”), WMI Investment Corp., a Delaware corporation (the “Guarantor,” each of the Borrower and Guarantor a “Loan Party” and collectively, the “Loan Parties”), the lenders named on the signature pages hereto constituting all of the Lenders party to the Financing Agreement referenced below (each a “Lender” and collectively, the “Lenders”) and U.S. Bank National Association, a national banking association, as administrative agent for the Lenders (together with its successors and assigns, in such capacity, the “Agent”).

WHEREAS, the Borrower, the Guarantor, the Lenders and the Agent (together, the “Agreement Parties”) are parties to the Financing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), dated as of March 19, 2012; capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Financing Agreement.

WHEREAS, the Borrower intends to sell and issue 3.00% Series B Convertible Preferred Stock (the “Preferred Stock”) pursuant to that certain Purchase Agreement, dated December 19, 2014, by and among the Borrower, Citigroup Global Markets Inc. and KKR Capital Markets LLC on the terms and conditions set forth therein.

WHEREAS, the Borrower has informed the Agent and the Lenders that it desires to reduce the Commitments to zero and terminate the Financing Agreement contemporaneously with the issuance of the Preferred Stock.

WHEREAS, the Borrower, the Guarantor and the Lenders desire to, and request that the Agent, agree to the terms and conditions for such reduction and termination set forth in this Agreement.

NOW THEREFORE, the Agreement Parties each agree as follows:

1.	Reduction of Commitments and Termination of Financing Agreement. The Agreement Parties hereby confirm that, notwithstanding anything to the contrary in the Financing Agreement or any other Loan Document, upon:

(a) receipt by the Agent of a fully executed counterpart of this Agreement;

(b) receipt of written notice from the Borrower to the Agent that it has consummated the issuance of the Preferred Stock and requests termination of the Commitments and the Loan Documents;

(c) receipt by the Persons listed on Annex I hereto of wire transfers of immediately available funds in the aggregate amounts set forth on Annex I hereto in accordance with the wire instructions listed on Annex I hereto, as payment of the fees and expenses of counsel to the Lenders and the Agent in connection with this Agreement; and

(d) receipt by the Agent of a wire transfer of immediately available funds in the amount set forth on Annex II hereto in accordance with the wire instructions listed on Annex II hereto, as payment of the unpaid fees and expenses of the Agent payable by the Borrower in accordance with the Financing Agreement;

(the date on which all of the foregoing conditions shall first be satisfied being referred to herein as the “Termination Date”), the Commitments shall be reduced to zero and terminated, all Obligations of the Loan Parties under the Loan Documents (other than contingent indemnity and reimbursement obligations under the Loan Documents which, by the express terms of this Agreement, survive termination of the Financing Agreement) shall be satisfied in full, all Loan Documents shall be terminated and have no further force or effect, all Guaranties shall be terminated, and any Liens granted to, held by or for the benefit of the Lenders and/or the Agent to the extent securing the Obligations under the Loan Documents shall automatically be released and discharged without delivery of any instrument or performance of any act by any Person.

2.	Further Assurances. On and after the Termination Date, at the expense of the Borrower (it being understood and agreed that such expense may be in addition to the amounts paid pursuant to Section 1 hereof), the Agent and, if necessary, the Lenders will promptly execute and deliver to the Borrower (or any designee of the Borrower) any lien releases, mortgage releases, terminations of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested in writing and necessary to release, as of record, the Liens and all notices of Liens previously filed by the Agent under the Loan Documents, and all other agreements, documents and instruments, if any, from time to time necessary in order to effectuate the transactions contemplated by Section 1 of this Agreement. Upon the Termination Date, the Agent shall deliver to the Borrower (or any designee of the Borrower) all instruments evidencing pledged securities and any other similar collateral previously delivered by the Loan Parties to the Agent under the Loan Documents.

3.	Release. Each Loan Party hereby releases and discharges the Agent, the Lenders, and each of their predecessors, successors, assignees, participants, officers, directors, members, affiliates, managers, investment managers, management companies, partners, general partners, limited partners, shareholders, equityholders, advisors, attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims, demands, accounts and actions that it at any time had or has or may have or that its successors and assigns hereafter may have against any Releasee, whether fixed or contingent, liquidated or unliquidated, known or unknown, other than obligations under Section 2 of this Agreement. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of any rule or law which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR” and

waives, as to each and every claim released hereunder, the benefit of each other similar provision of applicable federal or state law (including, without limitation, the laws of the State of New York), if any, pertaining to general releases after having been advised by their legal counsel with respect thereto.

4.	Continuing Indemnification. Nothing in this Agreement shall terminate or otherwise impair the Obligations with respect to Sections 8.05, 10.04 and 10.15 of the Financing Agreement.

5.	Reinstatement. If any payment or transfer (or any portion thereof) to the Agent or any Lender or any of their respective Affiliates in connection with this Agreement or the Loan Documents shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, avoided, rescinded, set aside or otherwise required to be returned or repaid, whether in bankruptcy, reorganization, insolvency or similar proceedings involving any Loan Party or otherwise, then such payment or transfer shall immediately be reinstated, without need for any action by any Person, and shall be enforceable against the Loan Parties and their successors and assigns as if such payment had never been made (in which case this Agreement shall in no way impair the claims of the Agent, the Lenders and their respective Affiliates with respect to such payment or transfer).

6.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7.	Counterpart Originals; Facsimile and PDF Delivery of Signature Pages. The Agreement Parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or portable document format (“PDF”) transmission shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes. Signatures of the Agreement Parties transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

[signature page follows]

BORROWER:

WMI HOLDINGS CORP.

By:	/s/ Charles Edward Smith
Name:	Charles Edward Smith
Title:	Interim Chief Executive Officer and Secretary

GUARANTOR:

WMI INVESTMENT CORP.
By:	/s/ Charles Edward Smith
Name:	Charles Edward Smith
Title:	Executive Vice President, General Counsel and Secretary

Signature Page to Agreement for Termination of Financing Agreement

LENDERS:

OWL CREEK ASIA I, L.P.

By: Owl Creek Advisors, LLC, its general partner

By:	/s/ Reuben Kopel

Name:	Reuben Kopel
Title:	General Counsel

OWL CREEK ASIA II, L.P.

By: Owl Creek Advisors, LLC, its general partner

By:	/s/ Reuben Kopel
	Name:	Reuben Kopel
	Title:	General Counsel

OWL CREEK ASIA MASTER FUND, LTD.

By:	/s/ Reuben Kopel
	Name:	Reuben Kopel
	Title:	General Counsel

OWL CREEK I, L.P.

By: Owl Creek Advisors, LLC, its general partner

By:	/s/ Reuben Kopel
	Name:	Reuben Kopel
	Title:	General Counsel

Signature Page to Agreement for Termination of Financing Agreement

OWL CREEK II, L.P.

By: Owl Creek Advisors, LLC, its general partner

By:	/s/ Reuben Kopel
	Name:	Reuben Kopel
	Title:	General Counsel

OWL CREEK OVERSEAS MASTER FUND, LTD.

By:	/s/ Reuben Kopel
	Name:	Reuben Kopel
	Title:	General Counsel

OWL CREEK SRI MASTER FUND, LTD.

By:	/s/ Reuben Kopel
	Name:	Reuben Kopel
	Title:	General Counsel

Signature Page to Agreement for Termination of Financing Agreement

APPALOOSA INVESTMENT L.P. I

By: Appaloosa Management L.P., its general partner

By: Appaloosa Partners Inc., its general partner

By:	/s/ James E. Bolin
	Name:	James E. Bolin
	Title:	Partner

THOROUGHBRED FUND L.P.

By: Appaloosa Management L.P., its general partner

By: Appaloosa Partners Inc., its general partner

By:	/s/ James E. Bolin
	Name:	James E. Bolin
	Title:	Partner

Signature Page to Agreement for Termination of Financing Agreement

CENTERBRIDGE SPECIAL CREDIT PARTNERS, L.P.

By:	/s/ Vivek Melwani
	Name:	Vivek Melwani
	Title:	SMD

CENTERBRIDGE CREDIT PARTNERS, L.P.

By:	/s/ Vivek Melwani
	Name:	Vivek Melwani
	Title:	SMD

CENTERBRIDGE CREDIT PARTNERS MASTER, L.P.

By:	/s/ Vivek Melwani
	Name:	Vivek Melwani
	Title:	SMD

Signature Page to Agreement for Termination of Financing Agreement

AURELIUS CAPITAL PARTNERS, L.P.

By:	Aurelius Capital GP, LLC, its General Partner

By:	/s/ Dan Gropper
	Name:	Dan Gropper
	Title:	Managing Director

AURELIUS INVESTMENT, LLC

By:	Aurelius Capital Management, LP, solely as its manager and not in its individual capacity

By:	/s/ Dan Gropper
	Name:	Dan Gropper
	Title:	Managing Director

Signature Page to Agreement for Termination of Financing Agreement

ACKNOWLEDGED AND AGREED:

AGENT:

U.S. BANK NATIONAL ASSOCIATION, AS AGENT

By:	/s/ James A. Hanley
	Name:	James A. Hanley
	Title:	Vice President

Signature Page to Agreement for Termination of Financing Agreement